UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) December 14, 2004 (December 10, 2004)
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                        Petrie Stores Liquidating Trust
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              (Exact Name of Registrant as Specified in Charter)


   New York                           0-3777                    22-6679945
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(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                                 201 Route 17
                                   Suite 300
                                 Rutherford, NJ                      07070
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               (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code   (201) 635-9637
                                                     --------------


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01      Changes in Registrant's Certifying Accountant

         (b) On December 10, 2004, the Trustees of Petrie Stores Liquidating Trust (the "Trust") approved the engagement of Weiser LLP as the Trust's independent registered public accounting firm.

         During the two most recent fiscal years and the subsequent interim period to date, the Trust has not consulted with Weiser LLP regarding any of the matters listed in Item 304(a)(2)(i)-(ii) of Regulation S-K of the United States Securities and Exchange Commission.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PETRIE STORES LIQUIDATING TRUST


Date: December 14, 2004                    By:  /s/ Stephanie R. Joseph
                                                ------------------------------
                                                Name:   Stephanie R. Joseph
                                                Title:  Manager and Chief
                                                        Executive Officer